HARROW HEALTH | INC.

NASDAQ: HROW

MARCH 2019

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Harrow Health, Inc.'s (the "Company" or "Harrow") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

HARROW HEALTH | INC.

Harrow Health Introduction

VISION

- Mitigate investment risk of drug development for the benefit of shareholders and patients

VALUE CREATION

- We *found* pharmaceutical companies
- We *finance* them
- We *own*:
  - large **equity stakes**, and
  - **royalties** on many of the drug candidates they develop

Harrow Health Introduction

RISKS OF DRUG DEVELOPMENT

- How to find viable drug candidates?
- Does the drug work?
- Is the drug safe?
- Can it be manufactured to scale?
- What will it cost to complete clinical trials?
- Will doctors prescribe it?
- Will patients want to take it?
- What will they pay?
- What does it cost to acquire Rxs or orders?

WHY DOES THIS MATTER?

- We believe a portfolio of drug companies built on *mitigating these risks* can deliver exceptional returns for shareholders

Harrow Health Introduction



Leveraging Pharmaceutical Compounding to Help Answer Risk Mitigation Questions

MELT-100* Example

RISKS OF DRUG DEVELOPMENT

- Does the drug work in humans?
  - 611 patient IRB-approved study of compounded version
- Is the drug safe?
  - No adverse events reported with compounded version
- What will FDA require to grant approval?
  - Completed January 2019 Pre-IND meeting with FDA
- What will it cost to complete clinical trials?
  - Pre-IND outcome indicates fewer studies; lower cost
- Will doctors prescribe it?
  - 100's of physicians already prescribe compounded versions
- What will someone pay for it?
  - Potential to benefit from recent changes in Medicare policy
- What does it cost to acquire Rxs or orders?
  - Established, growing customer base of existing prescribers of compounded version

* MELT-100 is a drug candidate for sedation and pain during cataract surgery. MELT-100 is being developed by Melt Pharmaceuticals, Inc., a company founded by Harrow Health, Inc.

Harrow Health Introduction

HARROW HEALTH INC.

Subsidiaries

- ImprimisRx
- Park Compounding
- Mayfield Pharmaceuticals*
- Radley Pharmaceuticals*

Deconsolidated businesses

Eton Pharmaceuticals	20%
Surface Pharmaceuticals Inc	30%
Melt Pharmaceuticals	44%

Royalty opportunities

- Eton's CT-100
- Surface's SURF-100
- Surface's SURF-200, 201
- Surface's SURF-300, 301
- Melt's MELT-100**
- Mayfield's MAY-66
- Mayfield's MAY-88
- Radley's RAD-100, 101
- Radley's RAD-200
- Radley's RAD-300

* Pursuing a deconsolidating transaction
** Includes all future label extensions

FINANCIAL METRICS

HARROW
HEALTH | INC.

ImprimisRx Financials

TRENDS

Revenue Growth:
- ImprimisRx revenue grew ≥74% each quarter (Q1-Q3 2018)
- 237% revenue CAGR 2014-2017

Gross Margins:
- 2018 gross margins (Q3 - 61%) nearly 10% points higher than 2017
- Gross margin expansion expected in coming periods

Profitablity:
- Declining losses, turned to Adjusted EBITDA in Q2-2018 and Q3-2018



Ophthalmology Sales (ImprimisRx)
(IN THOUSANDS)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Q1 - 2017
Q2 - 2017
Q3 - 2017
Q4 - 2017
Q1 - 2018
Q2 - 2018
Q3 - 2018

Equity Portfolio

HARROW'S DECONSOLIDATED EQUITY PORTFOLIO ESTIMATED VALUE: $56M*



Melt
$17,500,000
3.5M shares at $5
Eton
$27,790,00
3.5M shares at $7.94
Surface
$11,550,000
3.5M shares at $3.30

*Melt and Surface equity values are estimated and based on the conversion price of Series A preferred stock – their most recently completed financing, which is not a U.S. GAAP measure. Eton value is calculated based on the closing stock market price of Eton's common stock as of Feb. 28, 2019

Royalty Rights Portfolio

	DRUG CANDIDATE	PROPOSED INDICATION	MARKET OPPORTUNITY	CLINICAL STAGE	ROYALTY RATE
ETON	CT-100	INFANTILE SPASMS, RHEUMATIOID ARTHRITIS	$1.1B+ (Acthar® Gel '17 sales[1])	PRE-CLINICAL	6%
SURFACE	SURF-100	CHRONIC DRY EYE	$1.5B+ (Restasis®/ Xiidra® '17 sales[1])	EXPECT PII DATA IN 2020	4%
	SURF-200, 201	EPISODIC DRY EYE	$1B + (Comp: Kala Pharma)	EXPECT PII DATA IN 2020	4%
	SURF-300, 301	REFRACTORY DRY EYE	$1B+	EXPECT PII DATA IN 2020	6%
MELT	MELT-100	CONSCIOUS SEDATION	$1B+ (Up to 100M U.S. uses annually)	EXPECT PRE-PIVOTAL STUDY DATA 2020	UP TO 8%
MAYFIELD	MAY-66 MAY-88	PEYRONIE'S DISEASE INTERSTITIAL CYSTITIS	Up to ~95,000 U.S. men diagnosed annually[1] Up to ~12% of U.S. women affected[2]	PRE-CLINICAL	N/A
RADLEY	RAD-100, 101 RAD-200 RAD-300	RARE DISEASES/ORPHAN INDICATIONS	N/A	PRE-CLINICAL	N/A

SUMMARY

Harrow Health Project 15



Management incentivized to achieve $15 stock price

LEG 1	• Operating business is fast growing and cash-flowing
LEG 2	• Equity positions in deconsolidated businesses are now valued at ~$56M* (Non-GAAP)
LEG 3	• Future stream of royalties in diverse portfolio of drug development candidates
FUTURE "LEGS"	• Other 505(b)(1) and 505(b)(2) projects being evaluated

*Melt and Surface equity values are estimated and based on the conversion price of Series A preferred stock – their most recently completed financing, which is not a U.S. GAAP measure. Eton value is calculated based on the closing stock market price of Eton's common stock as of February 28, 2019

APPENDIX AND REFERENCES

HARROW HEALTH | INC.

References

1. Harrow Health internal business data, including IMS data, 2015-2019, and proprietary surveys, 2015-2019
2. Centers for Disease Control and Prevention - United States. (2015, January). Retrieved February 27, 2019, from https://www.cdc.gov/ic/index.html

Published Clinical Data

Kindle, Trevor, MD, et al. (2018, January). Safety and efficacy of intravitreal injection of steroid and antibiotics in the setting of cataract surgery and trabecular microbypass stent. Journal of Cataract and Refractive Surgery.

In a study of 483 eyes undergoing cataract surgery with concomitant trabecular microbypass stent insertion, there were no statistically significant differences in the safety profiles of a study group of 234 eyes receiving an intravitreal injection (pars plana) of 0.2mL of Dropless® at the time of surgery compared to a control group of 249 eyes that received a standard topical regimen postoperatively. To measure safety, intraocular pressure was recorded as were cases of inflammation, cystoid macular edema, infection, or retinal detachments.

Lindstrom, R.L., et al. (2017, February). Dropless Cataract Surgery: An Overview. Current Pharmaceutical Design.

Compliance issues are diminished with Dropless Therapy compared to standard post-surgery topical drop regimens. Cost savings to patients can range from $200 to $600 per cataract procedure. Staff time is reduced without patient, insurance and pharmacy callbacks about eye drop substitutions and confusion over topical regimens. A retrospective review of Dropless Therapy cases found no postoperative endophthalmitis. Post-surgery infection and inflammation rates were similar to reported rates with other alternative prophylactic therapies, such as topical drops.

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. Current Opinion in Ophthalmology.

No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Current Pharmaceutical Design.

Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless preferred the overall experience (P=0.01).

HARROW HEALTH | INC.

12264 EL CAMINO REAL, SUITE 350
SAN DIEGO, CA 92130
(858) 704-4040

IR@HARROWINC.COM
WWW.HARROWINC.COM